UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2004

                           Material Technologies, Inc.
                           ---------------------------
              Exact Name of Registrant as specified in its charter

Delaware                                 33-23617                 95-4622822
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State or other jurisdiction             Commission               IRS Employer
    of incorporation                    File Number           Identification No.

11661 San Vicente Blvd., Suite 707, Los Angeles, California               90049
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Address of principal executive offices                                  Zip Code

Registrant's telephone number, including area code:  (310) 208-5589


Item 4.  Changes in Registrant's Certifying Accountant
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     (a)  On June 7, 2004, the Company received Gumbiner, Savett, Finkel,
          Fingleson & Rose, Inc., Certified Public Accountants (hereinafter "Gumbiner") letter to the Commission stating that it disagrees with certain of the Company's statements included in the second paragraph under Item 4 of its Form 8-K filed on June 3, 2004. This letter is incorporated herein as Exhibit 16 under Item 7(c). Gumbiner was engaged only to audit and issue a report on the Company's financial statements for the calendar year ended December 31, 2003. The Company's financial statements for the period ended December 31, 2002 were audited and a report issued thereon by Jonathan Reuben. Gumbiner's report on the Company's financial statements for the calendar year ended December 31, 2003 contained an explanatory paragraph indicating that there was substantial doubt about the Company ability to continue as a going concern. Gumbiner was formally dismissed by the Company's board of directors on June 3, 2004, although the Company notified Gumbiner, through its president on April 8, 2004, that Gumbiner would no longer be the Company's accountant. On June 22, 2004, the Company received Gumbiner's letter to the Commission stating that it agrees with the Company's statements under item 4 included in this Form 8-K. This letter is incorporated herein as Exhibit 16 under Item 7(c).





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     (b)  On June 3, 2004, the Company engaged Farber & Haas, LLP ("Farber") as the principal accountant to audit the Company's financial statements for the calendar year ending December 31, 2004 and to review the Company's interim financial statements to be filed with the Company's Form 10-Q's for the period beginning January 1, 2004. The Company, during its most recent fiscal year and any subsequent interim period to the date hereof, did not have discussions nor has it consulted with Farber regarding the following:
          i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion to be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Farber concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
          ii) any matters that were the subject of a "disagreement", as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event.


Item 5.  Other Events and Regulation FD Disclosure
--------------------------------------------------

     On June 21, 2004 the Company filed an amended Form 10-Q for the quarter ended March 31, 2004 to reflect the fact that its financial statements for that quarter and included in that Form 10-Q as originally filed, were not reviewed by an independent accountant as required by that form.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits

          The following exhibits are filed herewith:

          Exhibit Number

               16.1 Letter, dated June 7, 2004 from Gumbiner to the Securities and Exchange Commission
               16.2 Letter, dated June 22, 2004 from Gumbiner to the Securities and Exchange Commission







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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Material Technologies, Inc.


June 22, 2004                                  By:   /s/ Robert M. Bernstein
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                                                     Robert M. Bernstein, CEO